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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2000
                                                 --------------


IQROM Communications, Inc.
------------------------------------------------------
(Exact name of registrant as specified in its charter)


Nevada                             000-25735            88-0370480
------                             ---------            ----------
(State or other jurisdiction       (Commission          (IRS Employer
of incorporation                   File Number)         Identification No.)

7635 Ashley Park Court
Suite 503V
Orlando, FL  32835
---------------------------------------
(Address of principal executive offices)


Registrant's telephone number, including area code (407) 299-2230
                                                   --------------

Hiking Adventures, Inc.
114 West Magnolia Street
Suite 400-127
Bellingham, Washington  98225
------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     (a), (b). On April 10, 2000, the Registrant amended its Articles of Incorporation to change its name from Hiking Adventures, Inc. to IQROM Communications, Inc. in anticipation of the Closing described below.

     The Registrant effected a twelve and one half to one forward stock split of its 800,000 issued and outstanding shares of Common Stock, with a par value of $0.001, effective March 2, 2000. After the stock split the Registrant had 10,000,000 issued and outstanding shares of Common Stock.

     On April 20, 2000, control of the Registrant changed as the result of the closing (the "Closing") of the transactions described herein in accordance with the terms of an Agreement (the "Agreement") dated April 13, 2000, by and among DXP US, Inc., a Delaware corporation ("DXP"), Aldersey Egerton Maynard-Taylor ("Maynard-Taylor"), Thomas Gabor Elek ("Elek"), Colin Allmark ("Allmark"), POV US, LLC, a Delaware limited liability company ("POV"), Gerald A. Pierson ("Pierson"), Michael Feit ("Feit"), IQROM Communications Acquisitions Co., a Nevada corporation ("ICA"), a wholly-owned subsidiary of the Registrant, and the Registrant pursuant to which ICA merged with and became the successor corporation to DXP by the acquisition of all of the outstanding shares of DXP's Common Stock in exchange for shares of the common stock of the Registrant. Mr. Pierson and Mr. Feit are the sole voting members of POV.

     At the Closing, Messrs. Maynard-Taylor, Elek and Allmark exchanged 500 shares of DXP for 6,400,314 voting common shares of the Registrant plus up to $1,651,108 in accordance with the terms of the Agreement (the "Exchange") as follows:

             Mr. Elek                  225               2,880,141
             Mr. Maynard-Taylor        225               2,880,141
             Mr. Allmark                50                 640,032

     Immediately subsequent to the Exchange, DXP merged with and into ICA (the "Reorganization") and as a result of the Reorganization all of DXP's shares owned by POV were converted into 6,400,314 voting common shares of the Registrant, plus up to $1,651,108.

     As a result of the Exchange and Reorganization, the Registrant acquired control of an exclusive United States license for a trading card optical compact disc and method of using and forming the compact disc described in U.S. Patent No. 5,982,736 issued November 9, 1999 (the "Patent") granted by Diskxpress US, Inc., a Delaware corporation ("Diskxpress") and the ability to manufacture and sell business cards using a CD-ROM format using the Patent. Following the Exchange and Reorganization Messrs. Elek, Maynard-Taylor, Allmark and POV, the former shareholders of DXP, became the controlling shareholders of the Registrant and assumed control of the management of the Registrant. Changes in management are described below.

     Mr. John Meyer, a director of the Registrant, resigned prior to the Closing. Mr. Eric Boehnke, the President and sole remaining director of the

Registrant prior to the Closing, appointed the following new directors of the Registrant and then resigned. The Board of Directors currently consists of the following persons:

                  Thomas Gabor Elek
                  Aldersey Egerton Maynard-Taylor
                  Colin Allmark
                  Michael Feit
                  Gerald A. Pierson
                  Mark L. Silow
                  F. Michael P. Warren
                  Graham A. Perske

     New officers of the Registrant were elected following the Exchange and Reorganization as follows:

                 President and Chief Executive Officer       Thomas Gabor Elek
                 Secretary and Treasurer                     Mark L. Silow

     As part of the Closing, the Registrant issued 1,319,000 units at a price of $7.50 per unit, with each unit consisting of one share of Common Stock of the Registrant and one-half warrant, to five subscribers in accordance with Subscription Agreements dated April 20, 2000 between the Registrant and the subscribers (the "First Subscription Agreement"). The subscribers were Agens Ag, BWI Avionics Ltd. Euro Atlantic Equity Fund Ltd., Highway Finance Ltd and Blue Capital AG (the "First Subscribers"). Each holder of two one-half warrants is entitled to acquire one further share of Common Stock of the Registrant at a price not less than $7.50 if the warrant is exercised in the first year after issuance of the warrants or for a price of not less than $10.00 if the warrant is exercised in the second year after issuance of the warrants. The warrants will expire after two years if not exercised. The Registrant received a total of $9,900,000 from the proceeds of the First Subscription Agreement which was used to repay certain debt owed by DXP, pay the first tranche of the monetary consideration due to the former DXP shareholders (the "Monetary Consideration") and for working capital purposes.

     The Registrant also agreed to issue not more than 330,000 shares of Common Stock at a price not less than $7.50 per share for a total of $2,475,000 as part of an additional financing to provide funds for the payment of the second tranche of the Monetary Consideration and for working capital purposes. The Registrant entered into a Subscription Agreement dated as of April 20, 2000 (the "Second Subscription Agreement") with Online Partners (the "Second Subscriber") providing for the issuance of the shares and the release of the funds from trust upon the occurrence of certain events by the Registrant as set forth in the Second Subscription Agreement.

     In connection with the Closing, 2,466,250 shares of Common Stock held by Mr. Eric Boehnke, the former President of the Registrant, were cancelled, and a total of 14,119,628 shares were issued to the former shareholders of DXP and the First Subscribers. A total of 21,653,378 shares of Common Stock were issued and outstanding following the Closing. The following table sets forth information relating to the beneficial ownership of the Registrant's Common Stock by those persons holding beneficially more than 5% of the Registrant's Common Stock.

                                                             Shares beneficially          Percentage of
Title of Class        Names/Address of Owner                 owned                        Ownership
--------------        ----------------------                 -------------------          -------------
Common                Aldersey Edgeton Maynard-Taylor          2,880,141                    13.3%
                      Crouchlands
                      Kirdford Nr. Billingshurst
                      West Sussex, England RH 14 0LE

Common                Thomas Gabor Elek                        2,880,141                    13.3%
                      Lime Tree House
                      Asthall,
                      Oxon, England OX18 4 HW

Common                POV US, LLC                              6,400,314                    29.5%
                      Westgate Management Company
                      321 West State Street
                      Trenton, NJ 08618

Common                Gerald A. Pierson                        2,560,126(1)                 11.8%
                      7361 Bordwine Drive
                      Orlando, FL 32818

Common                Michael Feit                             6,400,314(2)                 29.5%
                      Westgate Management Company
                      321 West State Street
                      Trenton, NJ 08618

Common                All officers and directors              12,160,596                    56.2%
                      (8 individuals)

----------
(1) Shares held by POV US, LLC of which Mr. Pierson owns 40% of the membership interests.

(2) Shares held by POV US, LLC of which Mr. Feit is manager and of which Mr. Feit owns 30% of the membership interests. Mr. Feit disclaims ownership of 4,480,220 shares.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     See narrative description in Item No. 1.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     None.

ITEM 5. OTHER EVENTS.

     The Registrant accepted the resignation of John A. Meyer as Secretary and Director of the Company prior to the Closing. On April 20, 2000 accepted the resignation of Eric J. Boehnke as President and Director of the Company in connection with the Closing described in Item 1.

     The following individuals now comprise the Board of Directors of IQROM Communications, Inc.: Thomas Gabor Elek; Aldersey Egerton Maynard-Taylor; Colin Allmark; Michael Feit; Gerald A. Pierson; Mark L. Silow; F. Michael P. Warren; and Graham A. Perske.

     Thomas Gabor Elek is currently the President and Chief Executive Officer of IQROM Communications, Inc.

     Mark L. Silow is currently the Secretary and Treasurer of IQROM Communications, Inc.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a), (b) Financial Statements. The financial statements required under Item 7 of Form 8-K for the transactions described in Item 1 are not included in this initial report on Form 8-K. The Company shall provide such financial statements by amendment within sixty (60) days from the date this initial Form 8-K is filed with the Securities and Exchange Commission.

     (c) Exhibits.

     The following exhibits are filed herewith:

S-K Item
Number         Description
--------       -----------
99.1           Agreement dated April 17, 2000 between DXP US, Inc. and Aldersey Egerton Maynard-Taylor,
               Colin Allmark, the DXP US shareholders, and Gerald A. Pierson, Michael Feit, and IQROM
               Communications, Inc. and IQROM Communications Acquisitions Co.

99.2           First Financing Subscription Agreement dated April 20, 2000 between the Company and the Purchaser.

99.3           Second Financing Subscription Agreement dated April 20, 2000 between the Company and the Purchaser.

ITEM 8.  CHANGE IN FISCAL YEAR.

     None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IQROM COMMUNICATIONS, INC.
                                       (Registrant)

Date May 5, 2000                        /s/ Mark L. Silow
                                       ------------------
                                           (Signature)*
                                        Mark L. Silow, Secretary and Treasurer

*Print name and title of the signing officer under his signature.

                                 EXHIBIT INDEX

S-K Item
Number         Description
--------       -----------
99.1           Agreement dated April 17, 2000 between DXP US, Inc. and Aldersey Egerton Maynard-Taylor,
               Colin Allmark, the DXP US shareholders, and Gerald A. Pierson, Michael Feit, and IQROM
               Communications, Inc. and IQROM Communications Acquisitions Co.

99.2           First Financing Subscription Agreement dated April 20, 2000 between the Company and the Purchaser.

99.3           Second Financing Subscription Agreement dated April 20, 2000 between the Company and the Purchaser.